UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 5, 2013

CENTERPOINT ENERGY, INC.

(Exact name of registrant as specified in its charter)

Texas	1-31447	74-0694415
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1111 Louisiana Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 207-1111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

The following description replaces the “Description of CenterPoint Energy, Inc. Capital Stock” in CenterPoint Energy Inc.’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 8, 2010.

DESCRIPTION OF CENTERPOINT ENERGY, INC. CAPITAL STOCK

The following descriptions are summaries of material terms of the common stock, preferred stock, articles of incorporation and bylaws of CenterPoint Energy, Inc. (CenterPoint Energy). This summary is qualified by reference to CenterPoint Energy’s restated articles of incorporation and amended and restated bylaws, each as amended to date, copies of which are incorporated as exhibits to this report and are incorporated by reference herein, and by the provisions of applicable law. As of March 31, 2013, CenterPoint Energy’s authorized capital stock consisted of:

•	1,000,000,000 shares of common stock, par value $0.01 per share, of which 428,523,140 shares were outstanding, excluding 166 shares held as treasury stock, and

•	20,000,000 shares of preferred stock, par value $0.01 per share, of which no shares were outstanding.

Common Stock

Voting Rights. Holders of CenterPoint Energy’s common stock are entitled to one vote for each share on all matters submitted to a vote of shareholders, including the election of directors. There are no cumulative voting rights. Subject to the voting rights expressly conferred to the holders of preferred stock, the holders of common stock possess exclusive full voting power for the election of directors and for all other purposes. CenterPoint Energy’s bylaws provide that director nominees are elected by the vote of a majority of the votes cast with respect to the director by shareholders entitled to vote at the meeting in an uncontested election. An election is contested if, at a specified time before CenterPoint Energy files its definitive proxy statement with the SEC, the number of nominees exceeds the number of directors to be elected, in which case directors will be elected by the vote of a plurality of the votes cast by shareholders entitled to vote at the meeting.

Dividends. Subject to preferences that may be applicable to any outstanding preferred stock, the holders of common stock are entitled to dividends when, as and if declared by the board of directors out of funds legally available for that purpose.

Liquidation Rights. If CenterPoint Energy is terminated, dissolved or wound up, the holders of its common stock will be entitled to a pro rata share in any distribution to shareholders, but only after satisfaction of all of CenterPoint Energy’s liabilities and of the prior rights of any outstanding class of preferred stock, which may include the right to participate further with the holders of common stock in the distribution of any of CenterPoint Energy’s remaining assets.

Preemptive Rights. Holders of common stock are not entitled to any preemptive or conversion rights or other subscription rights.

Transfer Agent and Registrar. CenterPoint Energy’s shareholder services division serves as transfer agent and registrar for its common stock.

Other Provisions. There are no redemption or sinking fund provisions applicable to CenterPoint Energy’s common stock. No personal liability will attach to holders of such shares under the laws of the State of Texas. Subject to the provisions of CenterPoint Energy’s articles of incorporation and bylaws imposing certain supermajority voting provisions, the rights of the holders of shares of common stock may not be modified except by a vote of at least a majority of the shares outstanding, voting together as a single class.

Preferred Stock

The CenterPoint Energy board of directors may cause CenterPoint Energy to issue preferred stock from time to time in one or more series and may fix the number of shares and the terms of each series without the approval of CenterPoint Energy’s shareholders. CenterPoint Energy’s board of directors may determine the terms of each series, including:

•	the designation of the series,

•	dividend rates and payment dates,

•	whether dividends will be cumulative, non-cumulative or partially cumulative, and related terms,

•	redemption rights,

•	liquidation rights,

•	sinking fund provisions,

•	conversion rights,

•	voting rights, and

•	any other terms.

The issuance of preferred stock, while providing desired flexibility in connection with possible acquisitions and other corporate purposes, could adversely affect the voting power of holders of CenterPoint Energy’s common stock. It could also affect the likelihood that holders of common stock will receive dividend payments and payments upon liquidation. The issuance of shares of preferred stock, or the issuance of rights to purchase shares of preferred stock, could be used to discourage an attempt to obtain control of CenterPoint Energy. For example, if, in the exercise of its fiduciary obligations, CenterPoint Energy’s board were to determine that a takeover proposal was not in CenterPoint Energy’s best interest, the board could authorize the issuance of a series of preferred stock containing class voting rights that would enable the holder or holders of the series to prevent or make the change of control transaction more difficult. Alternatively, a change of control transaction deemed by the board to be in CenterPoint Energy’s best interest could be facilitated by issuing a series of preferred stock having sufficient voting rights to provide a required percentage vote of the shareholders.

Anti-Takeover Effects of Texas Laws and CenterPoint Energy’s Charter and Bylaw Provisions

Some provisions of Texas law and CenterPoint Energy’s articles of incorporation and bylaws could make the following actions more difficult:

•	acquisition of CenterPoint Energy by means of a tender offer,

•	acquisition of control of CenterPoint Energy by means of a proxy contest or otherwise, or

•	removal of CenterPoint Energy’s incumbent officers and directors.

These provisions are designed to discourage coercive takeover practices and inadequate takeover bids. These provisions are also designed to encourage persons seeking to acquire control of CenterPoint Energy to first negotiate with its board of directors. CenterPoint Energy believes that the benefits of this increased protection gives it the potential ability to negotiate with the proponent of an unfriendly or unsolicited proposal to acquire or restructure CenterPoint Energy, and that the benefits of this increased protection outweigh the disadvantages of discouraging those proposals, because negotiation of those proposals could result in an improvement of their terms.

Charter and Bylaw Provisions

Election and Removal of Directors. The number of members of CenterPoint Energy’s board of directors will be fixed from time to time by resolution of the board of directors. Except for voting rights as may be provided to holders of preferred stock, at each annual meeting of shareholders, all directors are elected to hold office for a term expiring at the next succeeding annual meeting of shareholders and until their successors have been elected and qualified.

No director may be removed except for cause, and, subject to the voting rights expressly conferred to the holders of preferred stock, directors may be removed for cause only by the holders of at least a majority of the shares of capital stock entitled to vote at an election of directors. Subject to the voting rights expressly conferred to the holders of preferred stock, any vacancy occurring on the board of directors and any newly created directorship may be filled by a majority of the remaining directors in office or by election by the shareholders.

Shareholder Meetings. CenterPoint Energy’s articles of incorporation and bylaws provide that special meetings of holders of common stock may be called only by the chairman of its board of directors, its chief executive officer, the president, the secretary, a majority of its board of directors or the holders of at least 50% of the shares of CenterPoint Energy’s capital stock outstanding and entitled to vote.

Modification of Articles of Incorporation. In general, amendments to CenterPoint Energy’s articles of incorporation that are recommended by the board of directors require the affirmative vote of holders of at least a majority of the voting power of all outstanding shares of capital stock entitled to vote in the election of directors. The provisions described above under “— Election and Removal of Directors” and “— Shareholder Meetings” may be amended only by the affirmative vote of holders of at least 66-2/3% of the voting power of all outstanding shares of capital stock entitled to vote in the election of directors. The provisions described below under “— Modification of Bylaws” may be amended only by the affirmative vote of holders of at least 80% of the voting power of all outstanding shares of capital stock entitled to vote in the election of directors.

Modification of Bylaws. CenterPoint Energy’s board of directors has the power to alter, amend or repeal the bylaws or adopt new bylaws by the affirmative vote of at least 80% of all directors then in office at any regular or special meeting of the board of directors called for that purpose. The shareholders also have the power to alter, amend or repeal the bylaws or adopt new bylaws by the affirmative vote of holders of at least 80% of the voting power of all outstanding shares of capital stock entitled to vote in the election of directors, voting together as a single class.

Other Limitations on Shareholder Actions. CenterPoint Energy’s bylaws also impose some procedural requirements on shareholders who wish to:

•	make nominations in the election of directors,

•	propose that a director be removed,

•	propose any repeal or change in the bylaws, or

•	propose any other business to be brought before an annual or special meeting of shareholders.

Under these procedural requirements, a shareholder must deliver timely notice to CenterPoint Energy’s secretary of the nomination or proposal along with evidence of:

•	the shareholder’s status as a shareholder,

•	the number of shares beneficially owned by the shareholder,

•	a list of the persons with whom the shareholder is acting in concert, and

•	the number of shares such persons beneficially own.

To be timely, a shareholder must deliver notice:

•	in connection with an annual meeting of shareholders, not less than 90 nor more than 180 days prior to the first anniversary of the date on which the immediately preceding year’s annual meeting of shareholders was held; provided that if the date of the annual meeting is advanced by more than 30 days prior to or delayed by more than 60 days after first anniversary of the preceding year’s annual meeting of shareholders, not earlier than 180 days prior to the annual meeting and not later than the last to occur of (i) the 90th day prior to the annual meeting or (ii) the 10th day following the day on which CenterPoint Energy first makes public announcement of the date of the annual meeting, or

•	in connection with the nomination of director candidates at a special meeting of shareholders, generally not less than 40 nor more than 60 days prior to the date of the special meeting.

In order to submit a nomination for the board of directors, a shareholder must also submit information with respect to the nominee that CenterPoint Energy would be required to include in a proxy statement, as well as some other information. If a shareholder fails to follow the required procedures, the shareholder’s nominee or proposal will be ineligible and will not be voted on by CenterPoint Energy’s shareholders.

In connection with a special meeting of shareholders, the only business that will be conducted is that stated in the notice of special meeting, or otherwise properly brought before the meeting by or at the direction of the Chairman of the Meeting or the board of directors. Shareholders requesting a special meeting are permitted to make proposals for matters to be brought before the meeting in their request.

Limitation on Liability of Directors. CenterPoint Energy’s articles of incorporation provide that no director will be personally liable to CenterPoint Energy or its shareholders for monetary damages for breach of fiduciary duty as a director, except as required by law as in effect from time to time. Currently, Texas law requires that liability be imposed for the following actions:

•	any breach of the director’s duty of loyalty to CenterPoint Energy or its shareholders,

•	any act or omission not in good faith that constitutes a breach of duty of the director to the corporation or that involves intentional misconduct or a knowing violation of law,

•	a transaction from which the director received an improper benefit, regardless of whether or not the benefit resulted from an action taken within the scope of a director’s duties, and

•	an act or omission for which the liability of a director is expressly provided for by statute.

CenterPoint Energy’s bylaws provide that it will indemnify its officers and directors and advance expenses to them in connection with proceedings and claims, to the fullest extent permitted by the Texas Business Organizations Code (“TBOC”). The bylaws authorize CenterPoint Energy’s board of directors to indemnify and advance expenses to people other than its officers and directors in certain circumstances.

Texas Anti-Takeover Law

CenterPoint Energy is subject to Section 21.606 of the TBOC. That section prohibits Texas public corporations from engaging in a wide range of specified transactions with any affiliated shareholder during the three-year period immediately following the affiliated shareholder’s acquisition of shares in the absence of certain board of director or shareholder approvals. An affiliated shareholder of a corporation is any person, other than the corporation and any of its wholly owned subsidiaries, that is or was within the preceding three-year period the beneficial owner of 20% or more of the outstanding shares of stock entitled to vote generally in the election of directors. Section 21.606 may deter any potential unfriendly offers or other efforts to obtain control of CenterPoint Energy that are not approved by its board of directors. This may deprive CenterPoint Energy’s shareholders of opportunities to sell shares of its common stock at a premium to the prevailing market price.

Item 9.01	Financial Statements and Exhibits.

The exhibits listed below are filed herewith.

(d) Exhibits.

3.1	Restated Articles of Incorporation of CenterPoint Energy (incorporated by reference to Exhibit 3.2 to CenterPoint Energy’s Current Report on Form 8-K dated July 24, 2008).

3.2	Amended and Restated Bylaws of CenterPoint Energy (incorporated by reference to Exhibit 3(b) to CenterPoint Energy’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010).

3.3	Statement of Resolutions Deleting Shares Designated Series A Preferred Stock of CenterPoint Energy (incorporated by reference to Exhibit 3(c) to CenterPoint Energy’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY, INC.

Date: April 5, 2013	By:	/s/ Christopher J. Arntzen
Christopher J. Arntzen
Vice President, Deputy General Counsel and Assistant Corporate Secretary

EXHIBIT INDEX

EXHIBIT NUMBER	EXHIBIT DESCRIPTION

3.1	Restated Articles of Incorporation of CenterPoint Energy (incorporated by reference to Exhibit 3.2 to CenterPoint Energy’s Current Report on Form 8-K dated July 24, 2008).

3.2	Amended and Restated Bylaws of CenterPoint Energy (incorporated by reference to Exhibit 3(b) to CenterPoint Energy’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010).

3.3	Statement of Resolutions Deleting Shares Designated Series A Preferred Stock of CenterPoint Energy (incorporated by reference to Exhibit 3(c) to CenterPoint Energy’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011).